SUMMARY PROSPECTUS	November 6, 2026
LYRICAL U.S. VALUE EQUITY ETF

(LYR)	Managed by Lyrical Asset Management LP

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.lyricalam/com/etfs. You can also get this information at no cost by calling 1-833 -VALUETF (1-833- 825-8383) or by sending an email request to Fullfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated September 1, 2026, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Lyrical U.S. Value Equity ETF (the “U.S. Fund”) seeks to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the U.S. Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses*

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

*	On November 6, 2026, Lyrical U.S. Value Equity Fund (the “Predecessor Fund”), will be reorganized into the U.S. Fund (the “Reorganization”). The U.S. Fund will commence operations upon the completion of the Reorganization and continue the operations of the Predecessor Fund. The “Annual Fund Operating Expenses” have been restated to reflect the U.S. Fund’s expected fees and expenses for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the U.S. Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the U.S. Fund remain the same and the contractual agreement to limit expenses remains in effect only until April 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The U.S. Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when U.S. Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Fund’s performance. During the Predecessor Fund’s most recent fiscal year, the portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The U.S. Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stock of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e., projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the U.S. Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States (“U.S.”) securities exchange. Lyrical Asset Management LP (the “Adviser”) defines mid-capitalization companies as companies with a total market capitalization of between $5 and $15 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $15 billion at the time of purchase.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,000 companies traded in the U.S. (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. The screen can trace its origins back to 1996 and has been implemented in its current form since 2001. The screen estimates a fair price for each stock in the universe applying a normalized multiple to an estimate of five year forward normalized earnings, calculated by taking the historical earnings trend line of a company and consensus estimates for future earnings and statistically extrapolating forward five years. The screen is run monthly, and sometimes more often if stock prices are changing rapidly. All data for the screen are downloaded from FactSet. While the screen is subject to various errors and biases, the Advisor believes it is a proven, systematic approach to identifying potential investment ideas.

Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statement analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the U.S. Fund’s portfolio businesses where it believes the investment controversy to be temporary, and where the underlying business has sufficient quality and durability to compensate for the investment risks.

PRINCIPAL RISKS

All investments involve risks, and the U.S. Fund cannot guarantee that it will achieve its investment objective. An investment in the U.S. Fund is not insured or guaranteed by any government agency. As with any mutual fund or exchange-traded fund (“ETF”) investment, the U.S. Fund’s returns and share price will fluctuate, and you may lose money by investing in the U.S. Fund. The U.S. Fund is subject to the following principal risks:

General. The Adviser does not attempt to time the market or focus on weightings relative to an index. Accordingly, the U.S. Fund’s returns are expected, at certain times, to significantly diverge from those of market indices. Because the U.S. Fund invests primarily in publicly-traded equity securities, the Adviser believes their primary risk of loss is associated with securities selection and broad market movements (which can result from economic, political, health, terrorist and other events in the U.S. or elsewhere), and wide and sudden fluctuations in market value can occur.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.

Management Style Risk. The Adviser’s method of security selection may not be successful and the U.S. Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Risk. The return on and value of an investment in the U.S. Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. During periods of market volatility, security prices (including securities held by the U.S. Fund) could fall drastically and rapidly and therefore adversely affect the U.S. Fund.

Sector Risk. The U.S. Fund may, at times, be more heavily invested in certain sectors. When the U.S. Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of November 30, 2025, 35.5% and 15.3% of the Predecessor Fund’s net assets were invested in stocks within the technology sector and financials sector, respectively. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning. The values of securities of companies in the financial sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companiesofteninvolvehigherrisksthanlarge-capitalizationcompanies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.

Trade Allocation. Typically, the Adviser aggregates trades at each executing broker and follows a randomly generated order of trade execution and, further, for the executing broker with the largest number of shares to transact, aggregates trades at each custodian and follows a second randomly generated order of trade execution. The Adviser views this process as fair and equitable by design, and we monitor these trading practices to confirm they are being implemented fairly. Yet, for certain trades some of the adviser’s accounts may trade days or weeks after other accounts, possibly resulting in material differences between the prices at which accounts’ trades are effected. When the Adviser aggregates trades across accounts, each account receives the same average execution price.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation or redemption transactions directly with the U.S. Fund. The U.S. Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the U.S. Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the “Purchase and Sale of Fund Shares” section of this prospectus), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Exchange-Traded Risk. Because the U.S. Fund’s shares are traded on an exchange, they are subject to additional risks:

●	The U.S. Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of the U.S. Fund’s shares will typically approximate its net asset value (“NAV”), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy the U.S. Fund’s shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

●	Although the U.S. Fund’s shares are listed for trading on the Exchange, it is possible that an active trading market may not develop or be maintained.

●	Trading of the U.S. Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the U.S. Fund’s shares may also be halted if 1) the shares are delisted from the Exchange without first being listed on another exchange, or 2) the Exchange officials determine that such action is appropriate in the interest of a fair and orderly market for the protection of investors.

PERFORMANCE SUMMARY

On November 6, 2026, the Predecessor Fund will be reorganized into the U.S. Fund, and upon completion of such reorganization the U.S. Fund will commence operations as an exchange-traded fund. The U.St. Fund will adopt the performance of the Predecessor Fund, and performance information shown below for the period prior to November 9, 2026 reflects that of Institutional Class shares of the Predecessor Fund, which had a different fee structure than the U.S. Fund. Past performance may have been different if the U.S. Fund’s current fee structure had been in place during the period prior to November 9, 2026.

The bar chart and table that follow provide some indication of the risks of investing in the U.S. Fund by showing changes in the U.S. Fund’s performance from year to year and by showing how the U.S. Fund’s average annual total returns for one year, five years, and ten years compare with those of a broad-based securities market index. Performance results shown in the bar chart and the performance table below for the periods prior to November 9, 2026, the date of the reorganization, reflect the performance of Institutional Class shares of the Predecessor Fund. How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the U.S. Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-833-VALUETF (1-833-825-8383) or by visiting the U.S. Fund’s website at www.lyricalam.com/etfs.

Institutional Class Shares –
Calendar Year Returns*

*	The U.S. Fund’s year-to-date return through June 30, 2026 is 14.07%.

Quarterly Returns During This Time Period

Highest:	28.09% (quarter ended June 30, 2020)
Lowest:	(38.86%) (quarter ended March 31, 2020)

Average Annual Total Returns

(for periods ended December 31, 2025)

	One	Five	Ten
	Year	Years	Years
Institutional Class
Return Before Taxes	17.84%	12.79%	10.58%
Return After Taxes on Distributions	16.41%	12.20%	9.72%
Return After Taxes on Distributions and Sale of Fund Shares	11.57%	10.15%	8.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”).

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the U.S. Fund’s investment adviser.

	Investment Experience	Primary Title
Portfolio Managers	with the U.S. Fund	with Adviser
Andrew Wellington	Managing the U.S. Fund since its inception in 2013	Managing Partner, Chief Investment Officer
John Mullins	Managing the U.S. Fund since September 2022	Portfolio Manager
Dan Kaskawits	Managing the U.S. Fund since September 2022	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

The U.S. Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the U.S. Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the U.S. Fund.

Individual shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the U.S. Fund are listed for trading on the Exchange under the ticker symbol LYR. Because the shares trade at market prices rather than NAV, shares of the U.S. Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the U.S. Fund (bid) and the lowest price a seller is willing to accept for shares of the U.S. Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

An investor may access recent information, including information on the U.S. Fund’s net asset value, market price, premiums and discounts and bid-ask spreads, on the U.S. Fund’s website at www.lyricalam.com/etfs.

TAX INFORMATION

The U.S. Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Fund through a broker-dealer or any other financial intermediary (such as a bank), the U.S. Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend the U.S. Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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